UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2010

CENTRAL BANCORP, INC.
(Exact Name Of Registrant As Specified In Charter)

Massachusetts	0-25251	04-3447594
(State Or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

399 Highland Avenue, Somerville, Massachusetts02144
(Address Of Principal Executive Offices)(Zip Code)

(617) 628-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

Check    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events.

On April 15, 2010, Central Bancorp, Inc. (the “Company”) issued a press release announcing that its Board of Directors has declared a quarterly common stock cash dividend of $0.05 per share payable on or about May 21, 2010 to stockholders of record on May 7, 2010.  A copy of the Company’s press release is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01Financial Statements and Exhibits.

(d)           Exhibits

Number   Description

99.1	Press Release dated April 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL BANCORP, INC.

Date: April 20, 2010	By:	/s/ Paul S. Feeley
Name: Paul S. Feeley
Title: Senior Vice President, Treasuer and Chief Financial Officer